CENTRAL SECURITIES CORPORATION
STATEMENT OF INVESTMENTS
September 30, 2020
(unaudited)

Shares		Value
COMMON STOCKS 93.8%

	Banks 2.4%
230,000	JPMorgan Chase & Co.	$22,142,100

	Communications Services 4.9%
25,000	Alphabet Inc. Class A (a)	36,640,000
145,000	Cogent Communications Holdings, Inc.	8,707,250
		45,347,250

	Consumer Services 0.2%
30,000	Wynn Resorts Ltd. (a)	2,154,300

	Diversified Financial 10.8%
300,000	American Express Company	30,075,000
360,000	The Bank of New York Mellon Corporation	12,362,400
35	Berkshire Hathaway Inc. Class A (a)	11,200,035
340,000	Capital One Financial Corporation	24,432,400
600,000	The Charles Schwab Corporation	21,738,000
		99,807,835

	Diversified Industrial 4.4%
240,000	Brady Corporation Class A	9,604,800
700,000	Heritage-Crystal Clean, Inc. (a)	9,345,000
54,000	Roper Technologies, Inc.	21,335,940
		40,285,740

	Energy 3.1%
700,000	Hess Corporation	28,651,000

	Health Care 6.8%
90,000	Johnson & Johnson	13,399,200
195,000	Medtronic plc	20,264,400
200,000	Merck & Co., Inc.	16,590,000
300,000	Roche Holding AG ADR	12,843,000
		63,096,600

	Insurance Brokers 2.9%
130,000	Aon plc Class A	26,819,000

	Insurance Underwriters 26.5%
28,424	The Plymouth Rock Company Class A (b)(c)	206,074,000
400,000	Progressive Corporation	37,868,000
		243,942,000

Shares		Value
	Real Estate 4.0%
570,000	Kennedy-Wilson Holdings, Inc.	$8,276,400
1,100,000	Rayonier Inc.	29,084,000
		37,360,400

	Retailing 3.8%
11,000	Amazon.com, Inc. (a)	34,636,030

	Semiconductor 9.6%
445,000	Analog Devices, Inc.	51,949,300
166,615	Cree, Inc. (a)	10,620,040
500,000	Intel Corporation	25,890,000
		88,459,340

	Software and Services 2.1%
90,000	Microsoft Corporation	18,929,700

	Technology Hardware and Equipment 11.5%
385,000	Coherent, Inc. (a)	42,708,050
225,000	Keysight Technologies, Inc. (a)	22,225,500
250,000	Motorola Solutions, Inc.	39,202,500
388,746	Ribbon Communications Inc. (a)	1,504,447
		105,640,497

	Utilities 0.8%
730,000	Star Group, L.P.	7,117,500

	Total Common Stocks (cost $366,354,011)	864,389,292

SHORT-TERM INVESTMENTS 6.3%

	Money Market Fund 0.9%
8,420,262	Fidelity Investments Money Market Fund
	Treasury Only Portfolio - Class I	8,420,262

Principal
	U.S. Treasury Bills 5.4%
$50,000,000	U.S. Treasury Bills 0.06% - 0.09%, due 10/6/20 - 10/27/20 (d)	49,998,345

	Total Short-Term Investments (cost $58,418,607)	58,418,607

	Total Investments (cost $424,772,618) (100.1%)	922,807,899

	Cash, receivables and other assets less liabilities (0.1%)	(834,181)

	Net Assets (100%).	$921,973,718

_________________________

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.
(c)	Valued based on Level 3 inputs. See Note 2.
(d)	Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2020, the tax cost of investments was $424,772,618. Net unrealized appreciation was $498,035,281 consisting of gross unrealized appreciation and gross unrealized depreciation of $504,680,352 and $6,645,071, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;
●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2020 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$658,315,292	$—	$206,074,000	$864,389,292
Short-term investments	8,420,262	49,998,345	—	58,418,607
Total investments	$666,735,554	$49,998,345	$206,074,000	$922,807,899

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2019	$216,022,400
Change in net unrealized appreciation of investments in affiliated companies included in net decrease in net assets resulting from operations	(9,948,400)
Balance at September 30, 2020	$206,074,000

Unrealized appreciation of Level 3 investments held as of September 30, 2020 decreased by $9,948,400 during the nine months ended September 30, 2020, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of September 30, 2020, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.7–1.3; average: 1.1); price-to-historical earnings (range: 11.1–43.2; average: 21.9); and price-to-forward earnings estimates (range: 7.1–39.6; average: 17.1). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 10% and a cost of capital of approximately 10%. Plymouth Rock’s book value was also considered. Averages of these values were then discounted for lack of marketability and control of the Plymouth Rock shares by 30% and 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who selected the value for the investment.

Significant increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Significant increases (decreases) in the discount for lack of marketability or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

Effective January 1, 2020, the Corporation adopted Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. Management has determined that there is no material impact on the applicable financial statement disclosures as a result of the adoption of ASU 2018-13.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2020, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $206,074,000 at September 30, 2020, which was equal to 22.4% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the nine months ended September 30, 2020, unrealized appreciation from the Corporation’s investment in Plymouth Rock decreased by $9,948,400 and the Corporation received dividends of $14,163,111 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock. The President of the Corporation is a director of certain subsidiaries of Plymouth Rock.